Exhibit 99.1

Starboard Value Acquisition Corp. Announces Stockholder Approval of Business Combination with Cyxtera Technologies, Inc.; Record Date Announcement for Warrant Distribution

Class A Common Stock of the Combined Company Expected to Begin Trading on Nasdaq Under the Symbol “CYXT” on July 30, 2021

NEW YORK NY, July 28, 2021 – Starboard Value Acquisition Corp. (“SVAC”) (NASDAQ: SVAC), a U.S. publicly-traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination (the “Business Combination”) with Cyxtera Technologies, Inc. (“Cyxtera”), a global data center leader in retail colocation and interconnection services.

Stockholders voted to approve the Business Combination during a Special Meeting held earlier today, and a Form 8-K disclosing the final voting results is expected to soon be filed with the Securities and Exchange Commission. Upon consummation of the Business Combination, 106,100,000 shares of Class A common stock will be issued to SIS Holdings LP, 10,105,863 shares of Class A common stock will be issued to SVAC’s initial stockholders, an aggregate of 25,000,000 shares of Class A common stock will be issued to the PIPE investors and 10,526,315 shares of Class A common stock will be issued to the forward purchasers. Holders of 26,176,891 shares of SVAC Class A common stock have elected to redeem in connection with the Business Combination. As a result of the Business Combination, the post-Business Combination company will have 165,978,740 shares of Class A common stock outstanding and $493,000,000 in total cash from the transaction available before fees, expenses and debt amortization.

The closing of the Business Combination is anticipated to take place on July 29, 2021, subject to the satisfaction or waiver of customary closing conditions under the merger agreement entered into in connection with the Business Combination. In accordance with SVAC’s amended and restated certificate of incorporation, SVAC will effect a distribution of 6,737,242 warrants (the “Warrant Distribution”) immediately prior to the consummation of the Business Combination as described in the Proxy Statement. Public stockholders who exercised their redemption rights in connection with the Business Combination are not entitled to receive any Warrant Distribution in respect of such redeemed public shares. SVAC has set 5:00 p.m. Eastern Time on the date immediately prior to the consummation of the Business Combination as the record date (the “Record Date”) for the Warrant Distribution and only holders of public shares on the Record Date will be entitled to participate in the Warrant Distribution. Assuming the Business Combination is consummated on July 29, 2021, the Record Date for the Warrant Distribution will be 5:00 p.m. Eastern Time on July 28, 2021, and eligible public stockholders will receive approximately .34 warrants per share of common stock as a result of the Warrant Distribution.

Following the consummation of the Business Combination, the combined company will be renamed Cyxtera Technologies, Inc. and its Class A common stock and warrants are expected to begin trading on the Nasdaq Global Select Market beginning on July 30, 2021 under the ticker symbols “CYXT” and “CYXTW” respectively.

About Starboard Value Acquisition Corp.

Starboard Value Acquisition Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s sponsor, SVAC Sponsor LLC, is an affiliate of Starboard Value LP. For more information, please go to StarboardSVAC.com.

About Cyxtera

Cyxtera is a global leader in data center colocation and interconnection services. The company operates a footprint of more than 60 data centers around the world, providing services to more than 2,300 leading enterprises and U.S. federal government agencies. Cyxtera brings proven operational excellence, global scale, flexibility and customer-focused innovation together to provide a comprehensive portfolio of data center and interconnection services.

Advisors

Citi served as lead financial advisor and Latham & Watkins LLP as legal advisor to Cyxtera, BC Partners, and Medina Capital. Morgan Stanley served as financial advisor to Cyxtera, and J.P. Morgan served as financial advisor to BC Partners. UBS Investment Bank, Stifel, Nicolaus & Company, and Cowen and Company, LLC are serving as capital markets advisors to SVAC. Akin Gump Strauss Hauer & Feld LLP is serving as legal advisor to SVAC. Hughes Hubbard & Reed LLP is serving as legal advisor to SVAC Sponsor LLC. J.P. Morgan Securities LLC is serving as lead placement agent with Citi, RBC Capital Markets, LLC and UBS Investment Bank as co-placement agents on the PIPE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “expects,” “will,” “projected,” “continue,” “increase,” and/or similar expressions that concern Cyxtera’s or SVAC’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s or SVAC’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transactions, the risk that legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) could cause unforeseen delays in the timing of the Transactions and negatively impact the trading price of SVAC’s securities and the attractiveness of the Transactions to investors; failure to realize the anticipated benefits of the Transactions; the risk that the market price of the combined company’s securities may decline following the consummation of the Transactions if the Transaction’s benefits do not meet the expectations of investors or securities analysts; risks relating to the uncertainty of Cyxtera’s projected operating and financial information; the impact of Cyxtera’s substantial debt on its future cash flows and its ability to raise additional capital in the future; adverse global economic conditions and credit market uncertainty; the regulatory, currency, legal, tax and other risks related to Cyxtera’s international operations; the United Kingdom’s withdrawal from the European Union and the potential negative effect on global economic conditions, financial markets and Cyxtera’s business; the effects of the COVID-19 pandemic on Cyxtera’s business or future results; the ability to access external sources of capital on favorable terms or at all, which could limit Cyxtera’s ability to execute its business and growth strategies; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; physical and electronic security breaches and cyber-attacks which could disrupt Cyxtera’s operations; Cyxtera’s dependence upon the demand for data centers; Cyxtera’s products and services having a long sales cycle that may harm its revenues and operating results; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers, which could lead to significant costs and disruptions that could reduce Cyxtera’s revenue and harm its business reputation and financial results; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; maintaining sufficient insurance coverage; environmental regulations and related new or unexpected costs; climate change and responses to it; prolonged power outages, shortages or capacity constraints; the combined company’s ability to recruit or retain key executives and qualified personnel; the ability to compete successfully against current and future competitors; Cyxtera’s fluctuating operating results; incurring substantial losses, as Cyxtera has previously; Cyxtera’s ability to renew its long-term data center leases on acceptable terms, or at all; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; failure to attract, grow and retain a diverse and balanced customer base; future consolidation and competition in Cyxtera’s customers’ industries, which could reduce the number of Cyxtera’s existing and potential customers and make it dependent on a more limited number of customers; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; disruption or termination of connectivity; government regulation; the non-realization of the financial or strategic goals related to acquisitions that were contemplated at the time of any transaction; Cyxtera’s ability to protect its intellectual property rights; Cyxtera’s ability to continue to develop, acquire, market and provide new offerings or enhancements to existing offerings that meet customer requirements and differentiate it from its competitors; disruptions associated with events beyond its control, such as war, acts of terror, political unrest, public health concerns, labor disputes or natural disasters; sales or issuances of shares of the combined company’s common stock may adversely affect the market price of the combined company’s common stock; the requirements of being a public company, including maintaining adequate internal control over financial and management systems; risks related to corporate social responsibility; Cyxtera’s ability to lease available space to existing or new customers, which could be constrained by its ability to provide sufficient electrical power; Cyxtera’s ability to adapt to changing technologies and customer requirements; Cyxtera’s ability to manage its growth; risks related to litigation, securities class action or threatened litigation which may divert management time and attention, require Cyxtera to pay damages and expenses or restrict the operation of its business; the volatility of the market price of the combined company’s stock; the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property, plant and equipment, which could result in a significant reduction to its earnings; U.S. and foreign tax legislation and future changes to applicable U.S. or foreign tax laws and regulations and/or their interpretation may have an adverse effect on Cyxtera’s business, financial condition and results of operations and tax rules and regulations are subject to interpretation and require judgment by Cyxtera that may be successfully challenged by the applicable taxation authorities upon audit, which could result in additional tax liabilities; and Cyxtera’s ability to use its United States federal and state net operating losses to offset future United States federal and applicable state taxable income may be subject to certain limitations which could accelerate or permanently increase taxes owed. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SVAC’s final prospectus related to its initial public offering, SVAC’s Annual Report on Form 10-K/A for the year ended December 31, 2020, the proxy statement related to the business combination under the heading “Additional Information and Where to Find It” and other documents filed by SVAC from time to time with the SEC. There may be additional risks that Cyxtera and SVAC do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s and SVAC’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera, SVAC nor any of their affiliates assume any obligation to update this press release, except as required by law.

Media Contacts

Starboard Value Acquisition Corp.
Dan Gagnier / Jeffrey Matthews
Gagnier Communications
646-569-5897
SVAC@gagnierfc.com